UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 29, 2010

Vertical Computer Systems, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-28685	65-0393635
(Commission File Number)	(I.R.S. Employer Identification No.)

101 West Renner Road, Suite 300 Richardson, Texas	75082
(Address of Principal Executive Offices)	(Zip Code)

(972) 437-5200
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.   Other Events.

NOW Solutions Canada, Inc. Enters Into Reseller and Marketing Agreement with Kronos Canadian Systems, Inc.

On June 29, 2010, NOW Solutions Canada, Inc. (“NOW Solutions Canada”), a 100% owned subsidiary of Vertical Computer Systems, Inc. (the “Company”), entered into a reseller and marketing agreement with Kronos Canadian Systems, Inc.  Under the terms of the agreement, Kronos Canadian Systems, Inc. selected emPath® as its exclusive HRMS and Payroll solution for Canada.  NOW Solutions’ emPath® application with be rebranded and marketed for Kronos Canadian Systems, Inc. customers as “Kronos HR Payroll Powered by emPath®”.  NOW Solutions Canada will continue to directly market its product in Canada.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vertical Computer Systems, Inc.
(Registrant)

Date: July 12, 2010	By:	/s/ Richard Wade
Richard Wade, President & Chief Executive Officer